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                                                                   EXHIBIT 10.26

                      FIRST AMENDMENT TO SECURITY AGREEMENT

                  THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), is made as of January 30, 2003, by and between M&E Advisors L.L.C., as collateral agent for the Secured Parties (in such capacity, together with any successor in such capacity, the "Collateral Agent") and Motient Communications Inc., a Delaware corporation (the "Pledgor").

                  WHEREAS, Collateral Agent and Pledgor are parties to that certain Security Agreement dated as of January 27, 2003 (the Security Agreement"), pursuant to which to Pledgor granted to the Secured Parties a security interest in the Collateral to secure the full and punctual performance of the Secured Obligations;

                  WHEREAS, Collateral Agent and Pledgor desire to make certain modifications to the Security Agreement; and

                  WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                  1. Exhibit B of the Security Agreement is hereby amended by adding the following:

                           "6. All of Pledgor's right, title and interest in and to the cash and/or certificates of deposit in an aggregate amount of up to $1,125,000 to be deposited over a twelve (12) month period beginning January 2003 with Millennium Bank, N.A. as collateral for one or more letters of credit to be issued by Millennium Bank, N.A. in favor of Hewlett Packard Financial Services."

                  2. Except as expressly modified hereby, all other terms and conditions of the Security Agreement shall remain in full force and effect in accordance with their terms.

                  3. This Amendment may be executed in one or more counterparts, each of which will be deemed at original and all of which together will constitute one and the same instrument.



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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

                               MOTIENT COMMUNICATIONS INC.



                               By:     /s/  Patricia C. Tikkala
                               ----------------------------------------
                               Name:      Patricia C. Tikkala
                               Title:     V.P. Chief Financial Officer



                               M&E ADVISORS L.L.C., as Collateral
                               Agent

                               By:     /s/ Gary Singer
                               ----------------------------------------
                               Name:   Gary Singer
                               Title:   Investment Advisor